Capital Lease Obligations (Tables)	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Schedule of Future Minimum Lease Payments for Capital Leases

During 2011, we entered into two leases that were accounted for as capital leases (see Note 7). As of December 31, 2012, future minimum lease payments under capital leases together with the present value of the net minimum lease payments were as follows (all amounts in thousands):

Year Ending December 31,
2013	$17
2014	17
2015	6
2016	0
2017	0
Thereafter	0
Total minimum lease payments	40
Less: amount representing interest	(4)
Present value of net minimum lease payments	$36